                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2007

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                 0-23970                 77-0216135
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(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

      On October 25, 2007,  the Company  issued a press release  announcing  its results of operations for the fiscal quarter ended September 30, 2007.

      The text of a press release  issued by the Company is furnished as Exhibit
99.1 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

      The Company will state during its third quarter 2007  earnings  conference call that it is  continuing  its  policy  of not  providing  quarterly  earnings guidance but that it is still  comfortable with the guidance it provided on July
26,  2007 that it expects  that  revenues  for the full year 2007 will be on the high end of the  previously  announced  range  of  $72-$75  million  and that it expects  that  earnings  per  share  will be on the high  end of the  previously announced  range of $0.25 - $ 0.30.  The earnings  per share  estimate is before taxes and excludes stock-based compensation expense.

Item 9.01.  Financial Statements and Exhibits

(c)         Exhibits

            Exhibit Number  Description
            --------------  -----------

            99.1            Press release of the Company dated October 25, 2007.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         FALCONSTOR SOFTWARE, INC.

Dated: October 25, 2007                  By: /s/ James Weber
                                             ---------------------------
                                         Name:  James Weber
                                         Title: Chief Financial Officer and Vice
                                                President

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